Intangible Assets, net	12 Months Ended
Dec. 31, 2024
Intangible Assets, net
Intangible Assets, net

11.Intangible Assets, net

Intangible assets, net consisted of the following:

	As of December 31,
	2023	2024	2024
	RMB	RMB	US$
Customer relationships	150,977	132,443	18,145
Purchased software	517	579	79
Technology	2,900	2,900	397
Less: Accumulated amortization and impairment	(71,576)	(77,937)	(10,677)
Total intangible assets, net	82,818	57,985	7,944

The Company recorded amortization expenses of RMB21,094, RMB20,430 and RMB17,192 (US$2,355) primarily as cost of revenues, and nil of impairment charges as general and administrative expenses for the years ended December 31, 2022, 2023 and 2024, respectively. As of December 31, 2024, estimated amortization expenses of the existing intangible assets for the next five years are RMB15,696, RMB12,160, RMB11,437, RMB9,074 and RMB4,232, respectively.